Exhibit 99.1

FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of February 21, 2006, by and among Interface, Inc., Interface Europe Ltd., and Interface Europe B.V. (each a "Borrower" and, collectively, the "Borrowers"); the "Subsidiary L/C Account Parties" listed on the signature pages hereto; the "Lenders" listed on the signature pages hereto; and Wachovia Bank, National Association, as Domestic Agent, Multicurrency Agent and Collateral Agent (in each of such capacities, the "Agent").

W I T N E S S E T H:

WHEREAS, the Borrowers, the Subsidiary L/C Account Parties, the Lenders, the L/C Issuers, and the Agent executed and delivered that certain Fifth Amended and Restated Credit Agreement dated as of June 17, 2003, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of March 30, 2004, that certain Second Amendment to Fifth Amended and Restated Credit Agreement and Waiver dated as of December 29, 2004, that certain Third Amendment to Fifth Amended and Restated Credit Agreement dated as of June 14, 2005, and that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement dated as of September 30, 2005 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrowers have requested, and the Agent, the Lenders, and the L/C Issuers have, subject to the terms and conditions set forth herein, agreed to, a certain amendment to the Credit Agreement as described below;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Subsidiary L/C Account Parties, the Lenders party hereto, the L/C Issuers party hereto, and the Agent hereby covenant and agree as follows:

1.    Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.    Amendment to Credit Agreement.

(a)    The definition of "Financial Covenant Effective Date" in Section 1.01 of the Credit Agreement is amended so that it reads, in its entirety, as follows:

"Financial Covenant Effective Date" shall mean each date after the Closing Date on which Excess Availability (Domestic) is less than $20,000,000 (provided that, in calculating "Excess Availability (Domestic)" for purposes of this definition, the Reserve Amount shall not be deducted from the calculation of the Domestic Borrowing Base).

3.    Restatement of Representations and Warranties. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof (except where reference is made to a specific date, in which case such representation and warranty shall have been true and correct in all material respects as of such specific date) and after giving effect to the terms of this Amendment.

4.    Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Subsidiary L/C Account Parties. The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

5.    Ratification. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7.    Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

8.    No Default. To induce the Agent, the Lenders party hereto, and the L/C Issuers party hereto to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers and the Subsidiary L/C Account Parties hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default (including, without limitation, with respect to Section 9.06 of the Credit Agreement as it relates to the Senior Subordinated Notes Indenture, the Existing Senior Notes Indenture, and the Additional Senior Notes Indenture) and (ii) no right of offset, defense, counterclaim, claim or objection in favor of any of the Borrowers or any of the Subsidiary L/C Account Parties arising out of or with respect to any of the Loans or other obligations of the Borrowers or the Subsidiary L/C Account Parties owed to the Lenders or the L/C Issuers under the Credit Agreement or the other Credit Documents.

9.    Further Assurances. Each of the Borrowers and the Subsidiary L/C Account Parties agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendment herein contained.

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10    Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof, other than Section 5-1401 of the New York General Obligations Law).

11.    Conditions Precedent. This Amendment shall become effective only upon execution and delivery of (i) this Amendment by each of the Borrowers, each of the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Required Lenders, and the L/C Issuers and (ii) the acknowledgement and agreement of the other Credit Parties in the form attached hereto.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, each of the Borrowers, the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Lenders, and the L/C Issuers has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Domestic Agent, Multicurrency
Agent, Collateral Agent, Domestic L/C Issuer, UK
Multicurrency L/C Issuer, and as a Lender

By: /s/ Joseph L. White

Name: Joseph L. White

Title: Director

BANK OF AMERICA, N.A., (as successor in
interest to Fleet Business Capital Corporation), as
a Lender

By: /s/ Sherry Lail

Name: Sherry Lail

Title: SVP

GENERAL ELECTRIC CAPITAL
CORPORATION (for itself and as successor in
interest to Transamerica Business Capital
Corporation), as a Lender

By: /s/ Brian P. Schwinn

Name: Brian P. Schwinn

Title: Duly Authorized Signatory

THE CIT GROUP/COMMERCIAL SERVICES,
INC., as a Lender

By: /s/ M. Kim Carpenter

Name: M. Kim Carpenter

Title: Vice President

SIEMENS FINANCIAL SERVICES, INC., as a
Lender

By: /s/ Frank Amodio

Name: Frank Amodio

Title: Vice President - Credit

BORROWERS:

INTERFACE, INC.

By: /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Vice President

INTERFACE EUROPE B.V.
INTERFACE EUROPE LTD.

By: /s/ Raymond S. Willoch

Name: Raymond S. Willoch

Title: Director

SUBSIDIARY L/C ACCOUNT PARTIES:

INTERFACE FLOORING SYSTEMS, LLC
INTERFACE FABRICS, INC.
INTERFACE ARCHITECTURAL RESOURCES,
INC.

By: /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Vice President

ACKNOWLEDGMENT AND AGREEMENT OF OTHER CREDIT PARTIES

Each of the following has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written, thereby evidencing its acknowledgement and agreement to the same and its reaffirmation (in light of the content of such Amendment) of all of its obligations and covenants under the Credit Documents to which it is a party (including, without limitation, the Domestic Guaranty Agreements or UK Guaranty and Security Agreement):

OTHER CREDIT PARTIES:
BENTLEY PRINCE STREET, INC. (f/k/a BENTLEY MILLS, INC.)
BENTLEY MILLS, INC. (f/k/a BENTLEY ROYALTY COMPANY)
INTERFACE FABRICS ELKIN, INC. (f/k/a CHATHAM, INC.)
COMMERCIAL FLOORING SYSTEMS, INC.
FLOORING CONSULTANTS, INC.
INTERFACE FABRICS GUILFORD, INC. (f/k/a GUILFORD OF MAINE, INC.)
INTERFACE AMERICAS, INC.
INTERFACE ARCHITECTURAL RESOURCES, INC.
INTERFACE FABRICS, INC.
INTERFACE FABRICS MARKETING, INC. (f/k/a INTERFACE FABRICS GROUP MARKETING COMPANY)
INTERFACE OVERSEAS HOLDINGS, INC.
INTERFACE TEKNIT, INC.
INTERFACEFLOR, INC.
INTERFACE GLOBAL COMPANY APS
PANDEL, INC.
QUAKER CITY INTERNATIONAL, INC.
RE:SOURCE AMERICAS ENTERPRISES, INC.
RE:SOURCE MINNESOTA, INC.
RE:SOURCE NORTH CAROLINA, INC.
RE:SOURCE NEW YORK, INC.
RE:SOURCE OREGON, INC.
RE:SOURCE SOUTHERN CALIFORNIA, INC.
RE:SOURCE WASHINGTON, D.C., INC.
SOUTHERN CONTRACT SYSTEMS, INC.
SUPERIOR/REISER FLOORING RESOURCES, INC.
INTERFACE FABRICS FINISHING, INC.

By: /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Vice President

STRATEGIC FLOORING SERVICES, INC.

By: /s/ Keith E. Wright

Name: Keith E. Wright

Title: Treasurer

INTERFACE REAL ESTATE HOLDINGS, LLC,
By: BENTLEY PRINCE STREET, INC. (F/K/A BENTLEY MILLS, INC.), its sole member

By: /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Vice President

INTERFACE AMERICAS HOLDINGS, LLC,
By: INTERFACE, INC., its manager

By: /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Vice President

INTERFACE AMERICAS RE:SOURCE TECHNOLOGIES, LLC,
By: INTERFACE FLOORING SYSTEMS, LLC, its sole
member

By: /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Vice President

INTERFACE FABRICS LIMITED

By: /s/ Raymond S. Willoch

Name: Raymond S. Willoch

Title: Director